Provisions - Summary of Breakdown of Provisions (Detail) - CLP ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
PROVISIONS
Provision for legal proceedings, current	$ 3,884,018	$ 3,497,786
Other provisions, current	1,704,768	2,138,385
Other current provisions, Total	5,588,786	5,636,171
Provision for legal proceedings, non-current	13,468,858	13,936,190
Decommissioning or restoration, non-current	92,402,517	64,486,647
Other long-term provisions, Total	$ 105,871,375	$ 78,422,837